                                                                EXHIBIT 10.25(C)

                          THIRD PARTY PLEDGE AGREEMENT

                                                 DATE     November 29, 2000
                                                      --------------------------

                                                 Secured
Pledgor     Sterne Agee & Leach Group, Inc.      Party         The Bank

Business
or
Residence                                        Address       17 North 20th Street
Address

City,                                            City,
State &                                          State & Zip   Birmingham, AL 35203-4003
Zip Code                                         Code

1.       SECURITY INTEREST AND COLLATERAL. To Secure (check one):

         [ ] the payment and performance of each and every debt, liability and obligation of every type and description which ____________ ("Debtor") may now or at any time hereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations").

         [X] the debt, liability or obligation of BOBBY ALLISON WIRELESS CORPORATION ("Debtor") to Secured Party evidenced by or arising under the following BOBBY ALLISON WIRELESS CORPORATION , and any extensions, renewals or replacements thereof (herein referred to as the "Obligations"), Pledgor hereby grants Secured Party a security interest (herein called the "Security Interest") in (check one):

         [ ] all property of any kind now or at any time hereafter owned by Pledgor, or in which Pledgor may now or hereafter have an interest, which may now be or may at any time hereafter come into the possession or control of Secured Party or into the possession or control of Secured Party's agents or correspondents, whether such possession or control is given for collateral purposes or for safekeeping, together with all proceeds of and other rights in connection with such property (herein called the "Collateral").

         [X] the property owned by Pledgor and held by Secured Party that is described as follows: CD #39142, together with all rights in connection with that property (herein called the "Collateral").

2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor represents, warrants and covenants that:

         (a) Pledgor will duly endorse, in blank, each and every instrument constituting Collateral by signing on said instrument or by signing a separate document of assignment or transfer, if required by Secured Party.

         (b) Pledgor is the owner of the Collateral free and clear of all liens, encumbrances, security interests and restrictions, except the Security Interest and any restrictive legend appearing on any instrument constituting Collateral.

         (c) Pledgor will keep the Collateral free and clear of all liens, encumbrances and security interests, except the Security Interest.

         (d) Pledgor will pay, when due, all taxes and other governmental charges levied or assessed upon or against any Collateral.

         (e) At any time, upon request by Secured Party, Pledgor will deliver to Secured Party all notices, financial statements, reports or other communications received by Pledgor as an owner or holder of the Collateral.

         (f) Pledgor will upon receipt deliver to Secured Party in pledge as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations.

3. RIGHTS OF SECURED PARTY. Pledgor agrees that Secured Party may at any time, whether before or after the occurrence of any Event of Default and without notice or demand of any kind, (i) notify the obligor on or issuer of any Collateral to make payment to Secured Party of any amounts due or distributable thereon, (ii) in Pledgor's name or Secured Party's name enforce collection of any Collateral by suit or otherwise, or surrender, release or exchange all or any part of it, or compromise, extend or renew for any period any obligation evidenced by the Collateral, (iii) receive all proceeds of the Collateral, and (iv) hold any increase or profits received from the Collateral as additional security for the Obligations, except that any money received from the Collateral shall, at Secured Party's option, be applied in reduction of the Obligations, in such order of application as Secured Party may determine, or be remitted to Debtor.

    THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGE 2 HEREOF,
                      ALL OF WHICH ARE MADE A PART HEREOF.

                                       STERNE, AGEE & LEACH GROUP, INC.
                              -------------------------------------------------


                              By      /s/ F. Eugene Woodham
                                 ----------------------------------------------

                              Title:   CFO
                                     ------------------------------------------

                              By
                                 ----------------------------------------------

                              Title
                                    -------------------------------------------


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                              ADDITIONAL PROVISIONS

4. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand; (ii) Pledgor shall fail to observe or perform any covenant or agreement herein binding on Pledgor; (iii) any representation or warranty by Pledgor set forth in this Agreement or made to Secured Party in any financial statement or report submitted to Secured Party by or on behalf of Debtor shall prove materially false or misleading; (iv) Debtor shall voluntarily file or have involuntarily filed against it a petition under the United States Bankruptcy Code.

5. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may exercise any one or more of the following rights or remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand; (ii) exercise all voting and other rights as a holder of the Collateral; (iii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including the right to offer and sell the Collateral privately to purchasers who will agree to take the Collateral for investment and not with a view to distribution and who will agree to the imposition of restrictive legends on the certificates representing the Collateral, and the right to arrange for a sale which would otherwise qualify as exempt from registration under the Securities Act of 1933; and if notice to Pledgor of any intended disposition of the Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least 10 calendar days prior to the date of intended disposition or other action; (iv) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Pledgor or against any other person or property. Upon the occurrence of the Event of Default described in Section 4(iv); all Obligations shall be immediately due and payable without demand or notice thereof.

6. WAIVERS BY PLEDGOR. Pledgor waives notice of Secured Party's acceptance hereof and notice of the creation, existence and payment or nonpayment of the Obligations. None of the following acts or things (which Secured Party is authorized to do or not to do with or without notice to Pledgor) shall in any way affect or impair the Security Interest or Pledgor's liabilities and obligations hereunder; (a) any extension or renewal (whether or not for longer than the original period) of any or all of the Obligations; (b) any change in the terms of payment or other terms of any or all of the Obligations or any Collateral therefor, or any substitution or exchange of any evidence of any or all of the Obligations or Collateral therefor, or any release of any Collateral for any or all of the Obligations; (c) any waiver or forbearance granted to Debtor or any other person liable with respect to any or all of the Obligations or any release of, compromise with, or failure to assert rights against Debtor or any such other person; (d) the procurement or failure to procure any other Collateral for or guarantors or sureties of any or all of the Obligations; (e) the transfer to any person, at any time, of any interest in any of the Obligations or any Collateral therefor; (f) any arrangement, composition, extension, moratoria or other relief granted to Debtor pursuant to any statute now in force or hereafter enacted; (g) any interruption in business relations between Secured Party and Debtor; (h) the failure or neglect to protect or preserve any Obligation or any Collateral therefor, or to exercise any right which may be available to Secured Party by law or agreement prior to or after an Event of Default or a default under any other agreement, or any delay in doing any of the foregoing; (i) the failure or neglect to ascertain or assure that the proceeds of any loan to Debtor are used in any particular manner; and (j) the application or failure to apply in any particular manner any payments or credits upon the Obligations.

7. OTHER COLLATERAL. Whether or not Pledgor requests or demands that Secured Party do so, Secured Party shall not be required before exercising and enforcing its rights under this Agreement first to resort for payment of the Obligations to Debtor or to any guarantor or surety or other person obligated with respect to any Obligation, or to their properties or estates, or to any security interest or other collateral securing payment of any or all of the Obligations, or to any other interest, properties, liens, rights or remedies whatsoever. Pledgor agrees to defer exercising, and hereby waives, any and all rights which Pledgor might otherwise have to obtain reimbursement or payment from Debtor or other persons obligated with respect to any or all of the Obligations or out of the property of Debtor or of such other persons (whether such rights to obtain reimbursement or payment are rights of recourse, rights of subrogation, rights of contribution, or otherwise) until all the Obligations shall have been fully paid to Secured Party.

8. MISCELLANEOUS. Any disposition of the Collateral in the manner provided in Section 5 shall be deemed commercially reasonable. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Security Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Pledgor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Pledgor at its address set forth above or at the most recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Pledgor may have against prior parties, to exercise at all or in any particular manner any voting rights which may be available with respect to any Collateral, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. Pledgor will reimburse Secured Party for all expenses (including reasonable attorneys' fees and legal expenses) incurred by Secured Party in the protection, defense or enforcement of the Security Interest, including expenses incurred in any litigation or bankruptcy or insolvency proceedings. This Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Pledgor and delivered to Secured Party. Except to the extent otherwise required by law, this Agreement shall be governed by the laws of the state in which it is executed and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in said state, shall have the meanings therein stated. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as Pledgor, the term "Pledgor" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and all property described in Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Pledgors or is owned in whole or in part by one (or more) of them.